EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-14,
                   Asset-Backed Certificates, Series 2005-14

Goldman Sachs                     GSAA-05 14
==============================================================================

----------------------------------------------------------
Stats
----------------------------------------------------------
Count: 3807
Schedule Balance:
$956,631,699.48
AverageSched Bal: $251,282.30
GrossWAC: 6.357
NetWAC: 6.063
OTERM: 360
RTERM: 358
ATERM: 357
AGE: 2
First CAP: 4.422
Periodic CAP: 1.586
MAXRATE: 11.941
MINRATE: 2.550
MTR: 44.305
MARGIN: 2.396
DTI: 37.161
OLTV: 77.731
COLTV: 89.222
FICO: 709.200
----------------------------------------------------------


----------------------------------------------------------
Current Rate                                       Percent
----------------------------------------------------------
3.501 - 4.000                                         0.02
4.001 - 4.500                                         0.08
4.501 - 5.000                                         1.01
5.001 - 5.500                                         5.86
5.501 - 6.000                                        22.76
6.001 - 6.500                                        39.10
6.501 - 7.000                                        21.17
7.001 - 7.500                                         7.62
7.501 - 8.000                                         1.88
8.001 - 8.500                                         0.43
8.501 - 9.000                                         0.06
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Scheduled Balance                                  Percent
----------------------------------------------------------
0.01 - 50,000.00                                      0.09
50,000.01 - 100,000.00                                2.28
100,000.01 - 150,000.00                               9.12
150,000.01 - 200,000.00                              13.17
200,000.01 - 250,000.00                              13.27
250,000.01 - 275,000.00                               6.75
275,000.01 - 350,000.00                              17.77
350,000.01 - 400,000.00                              10.39
400,000.01 - 450,000.00                               6.83
450,000.01 - 500,000.00                               5.76
500,000.01 - 550,000.00                               3.88
550,000.01 - 600,000.00                               2.90
600,000.01 - 750,000.00                               4.77
750,000.01 - 850,000.00                               0.99
850,000.01 - 950,000.00                               0.65
950,000.01 - 1,000,000.00                             0.72
1,000,000.01 - 1,250,000.00                           0.35
1,250,000.01 - 1,500,000.00                           0.29
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Original Term                                      Percent
----------------------------------------------------------
180                                                   0.12
360                                                  99.88
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
RemTerm                                            Percent
----------------------------------------------------------
176.000                                               0.05
177.000                                               0.02
179.000                                               0.05
350.000                                               0.20
351.000                                               0.29
352.000                                               0.35
353.000                                               0.45
354.000                                               0.77
355.000                                               2.32
356.000                                               8.04
357.000                                              18.98
358.000                                              22.96
359.000                                              34.86
360.000                                              10.66
----------------------------------------------------------
Total:                                              100.00


----------------------------------------------------------
Am WAM                                             Percent
----------------------------------------------------------
0.000 - 59.999                                       91.99
180.000 - 239.999                                     0.04
300.000 - 359.999                                     7.01
360.000 >=                                            0.96
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Age                                                Percent
----------------------------------------------------------
0                                                    10.66
1                                                    34.91
2                                                    22.96
3                                                    19.01
4                                                     8.09
5                                                     2.32
6                                                     0.77
7                                                     0.45
8                                                     0.35
9                                                     0.29
10                                                    0.20
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
States                                             Percent
----------------------------------------------------------
CA                                                   34.71
FL                                                    9.47
GA                                                    4.77
VA                                                    7.80
AZ                                                    5.34
NJ                                                    5.75
NV                                                    3.48
MD                                                    3.62
MN                                                    2.29
CO                                                    2.39
Other                                                20.37
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Original LTV                                       Percent
----------------------------------------------------------
0.001 - 50.000                                        2.11
50.001 - 60.000                                       2.40
60.001 - 70.000                                       7.88
70.001 - 75.000                                       5.54
75.001 - 80.000                                      76.37
80.001 - 85.000                                       0.47
85.001 - 90.000                                       3.53
90.001 - 95.000                                       1.59
95.001 - 100.000                                      0.10
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Combined LTV                                       Percent
----------------------------------------------------------
0.001 - 50.000                                        2.08
50.001 - 60.000                                       2.20
60.001 - 70.000                                       5.00
70.001 - 75.000                                       3.20
75.001 - 80.000                                      18.18
80.001 - 85.000                                       1.50
85.001 - 90.000                                      13.87
90.001 - 95.000                                      13.05
95.001 - 100.000                                     40.92
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
FICO                                               Percent
----------------------------------------------------------
0.000 - 19.999                                        0.04
580.000 - 599.999                                     0.05
600.000 - 619.999                                     0.14
620.000 - 639.999                                     3.20
640.000 - 659.999                                     8.92
660.000 - 679.999                                    15.13
680.000 - 699.999                                    18.35
700.000 - 719.999                                    15.64
720.000 - 739.999                                    12.78
740.000 - 759.999                                    10.15
760.000 - 779.999                                     8.58
780.000 - 799.999                                     5.06
800.000 - 819.999                                     1.97
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
PMI                                                Percent
----------------------------------------------------------
GEMICO                                                0.80
MORTGAGE GUARANTY INSURANCE CO                        0.49
OLTV <= 80 - NO MI                                   94.30
OLTV > 80 - NO MI                                     0.06
PMI MORTGAGE INSURANCE CO                             2.02
RADIAN                                                0.52
REPUBLIC MORTGAGE INSUANCE CO                         0.81
TRIAD                                                 0.13
UGIC                                                  0.88
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Property Type                                      Percent
----------------------------------------------------------
2-4 FAMILY                                            4.98
CONDO                                                11.69
CO-OP                                                 0.09
PUD                                                  22.97
SINGLE FAMILY                                        60.21
TOWNHOUSE                                             0.06
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Occupancy Code                                     Percent
----------------------------------------------------------
NON OWNER                                            18.09
OWNER OCCUPIED                                       77.25
SECOND HOME                                           4.66
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Purpose                                            Percent
----------------------------------------------------------
CASHOUT REFI                                         17.04
PURCHASE                                             75.68
RATE/TERM REFI                                        7.29
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Documentation Type                                 Percent
----------------------------------------------------------
FULL/ALT                                             22.51
NO DOC                                               13.80
NO RATIO                                              6.23
SISA                                                 47.99
SIVA                                                  9.47
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Interest Only                                      Percent
----------------------------------------------------------
N                                                     8.01
Y                                                    91.99
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Interest Only Term                                 Percent
----------------------------------------------------------
0.000                                                 8.01
24.000                                                0.14
36.000                                                4.64
60.000                                                8.73
66.000                                                0.02
84.000                                                1.45
120.000                                              77.02
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Silent                                             Percent
----------------------------------------------------------
N                                                    35.59
Y                                                    64.41
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Prepay Flag                                        Percent
----------------------------------------------------------
N                                                    73.09
Y                                                    26.91
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Prepay Term                                        Percent
----------------------------------------------------------
0.000                                                73.09
2.000                                                 0.01
3.000                                                 0.01
4.000                                                 0.09
6.000                                                 1.90
12.000                                                1.18
20.000                                                0.03
24.000                                                2.02
36.000                                               20.94
42.000                                                0.14
60.000                                                0.60
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
DTI                                                Percent
----------------------------------------------------------
<= 0.000                                             22.59
0.001 - 10.000                                        0.15
10.001 - 20.000                                       1.76
20.001 - 30.000                                       9.27
30.001 - 40.000                                      39.12
40.001 - 50.000                                      25.70
50.001 - 60.000                                       1.16
60.001 - 70.000                                       0.15
70.001 - 80.000                                       0.07
80.001 - 90.000                                       0.03
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Conforming                                         Percent
----------------------------------------------------------
CONFORMING                                           67.43
NON CONFORMING                                       32.57
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Arm Index                                          Percent
----------------------------------------------------------
1 YEAR CMT                                            0.24
1 YEAR LIBOR                                         30.61
1 YEAR TREASURY                                       0.04
6 MONTH LIBOR                                        69.11
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Margins                                            Percent
----------------------------------------------------------
1.501 - 2.000                                         0.02
2.001 - 2.500                                        81.86
2.501 - 3.000                                        15.05
3.001 - 3.500                                         2.23
3.501 - 4.000                                         0.28
4.001 - 4.500                                         0.22
4.501 - 5.000                                         0.32
5.001 - 5.500                                         0.02
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumpti regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other infor subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                                Nov 7, 2005 09:19                  Page 1 of 2

Goldman Sachs                     GSAA-05 14
==============================================================================

----------------------------------------------------------
First Adjustment Cap                               Percent
----------------------------------------------------------
1.000                                                 1.32
1.500                                                 0.16
2.000                                                13.52
2.995                                                 0.03
3.000                                                16.02
3.250                                                 0.02
4.000                                                 0.15
4.950                                                 0.02
5.000                                                47.77
5.025                                                 0.01
5.625                                                 0.04
5.875                                                 0.05
5.995                                                 0.03
6.000                                                20.86
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Periodic Cap                                       Percent
----------------------------------------------------------
1.000                                                42.83
1.500                                                 0.21
2.000                                                56.55
3.000                                                 0.03
5.875                                                 0.03
6.000                                                 0.35
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Max Rate                                           Percent
----------------------------------------------------------
9.501 - 10.000                                        0.20
10.001 - 10.500                                       1.92
10.501 - 11.000                                       9.35
11.001 - 11.500                                      19.56
11.501 - 12.000                                      26.46
12.001 - 12.500                                      27.62
12.501 - 13.000                                       9.75
13.001 - 13.500                                       3.06
13.501 - 14.000                                       1.17
14.001 - 14.500                                       0.48
14.501 - 15.000                                       0.10
15.001 >=                                             0.33
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Floor Rate                                         Percent
----------------------------------------------------------
2.001 - 2.500                                        77.10
2.501 - 3.000                                        15.01
3.001 - 3.500                                         2.56
3.501 - 4.000                                         0.82
4.001 - 4.500                                         1.00
4.501 - 5.000                                         0.82
5.001 - 5.500                                         0.19
5.501 - 6.000                                         0.56
6.001 - 6.500                                         0.66
6.501 - 7.000                                         0.89
7.001 >=                                              0.37
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Months To Roll                                     Percent
----------------------------------------------------------
1.                                                    0.10
2.                                                    0.34
3.                                                    0.92
4.                                                    0.39
5.                                                    0.52
6.                                                    0.44
8.                                                    0.29
9.                                                    0.17
10.                                                   1.31
11.                                                   6.92
12.                                                   0.27
14.                                                   0.04
15.                                                   0.12
17.                                                   0.03
18.                                                   0.06
20.                                                   0.43
21.                                                   0.63
22.                                                   0.56
23.                                                   3.32
24.                                                   0.83
26.                                                   0.02
27.                                                   0.04
28.                                                   0.26
29.                                                   0.12
30.                                                   0.39
31.                                                   0.84
32.                                                   2.01
33.                                                   2.82
34.                                                   6.18
35.                                                  12.45
36.                                                   2.56
46.                                                   0.01
48.                                                   0.01
50.                                                   0.05
51.                                                   0.04
52.                                                   0.09
53.                                                   0.30
54.                                                   0.05
55.                                                   1.35
56.                                                   4.04
57.                                                   6.19
58.                                                  17.11
59.                                                  15.98
60.                                                   6.78
61.                                                   0.02
80.                                                   0.05
81.                                                   0.06
82.                                                   1.73
83.                                                   0.45
84.                                                   0.15
118.                                                  0.07
119.                                                  0.08
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Number of Units                                    Percent
----------------------------------------------------------
1                                                    95.27
2                                                     2.88
3                                                     0.57
4                                                     1.29
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Product Type                                       Percent
----------------------------------------------------------
1 YEAR ARM                                            8.96
10 YEAR ARM                                           0.15
2 YEAR ARM                                            6.09
3 YEAR ARM                                           27.63
5 YEAR ARM                                           52.00
6 MONTH ARM                                           2.72
7 YEAR ARM                                            2.44
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Self Employment Flag                               Percent
----------------------------------------------------------
N                                                    83.70
Y                                                    16.30
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Originator                                         Percent
----------------------------------------------------------
COUNTRYWIDE                                           3.11
GOLDMAN MORTGAGE CO                                  47.71
GREENPOINT                                           25.44
NATCITY                                               7.83
SUNTRUST                                             15.91
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------

------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other infor subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

------------------------------------------------------------------------------
                                Nov 7, 2005 09:20                  Page 2 of 2

Goldman Sachs                     GSAA-05 14
==============================================================================


----------------------------------------------------------
Stats
----------------------------------------------------------
Count: 2602
Schedule Balance:
$751,055,073.41
AverageSched Bal: $288,645.30
GrossWAC: 6.325
NetWAC: 6.030
OTERM: 360
RTERM: 358
ATERM: 356
AGE: 2
First CAP: 4.271
Periodic CAP: 1.559
MAXRATE: 11.949
MINRATE: 2.534
MTR: 42.113
MARGIN: 2.412
DTI: 37.262
OLTV: 77.521
COLTV: 88.928
FICO: 710.238
----------------------------------------------------------


----------------------------------------------------------
Current Rate                                       Percent
----------------------------------------------------------
4.001 - 4.500                                         0.11
4.501 - 5.000                                         1.27
5.001 - 5.500                                         6.73
5.501 - 6.000                                        24.88
6.001 - 6.500                                        38.16
6.501 - 7.000                                        19.11
7.001 - 7.500                                         7.40
7.501 - 8.000                                         1.73
8.001 - 8.500                                         0.54
8.501 - 9.000                                         0.07
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Scheduled Balance                                  Percent
----------------------------------------------------------
0.01 - 50,000.00                                      0.05
50,000.01 - 100,000.00                                1.21
100,000.01 - 150,000.00                               4.91
150,000.01 - 200,000.00                               9.89
200,000.01 - 250,000.00                              12.00
250,000.01 - 275,000.00                               6.90
275,000.01 - 350,000.00                              18.42
350,000.01 - 400,000.00                              12.09
400,000.01 - 450,000.00                               8.65
450,000.01 - 500,000.00                               7.34
500,000.01 - 550,000.00                               4.94
550,000.01 - 600,000.00                               3.69
600,000.01 - 750,000.00                               6.08
750,000.01 - 850,000.00                               1.26
850,000.01 - 950,000.00                               0.83
950,000.01 - 1,000,000.00                             0.92
1,000,000.01 - 1,250,000.00                           0.45
1,250,000.01 - 1,500,000.00                           0.38
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Original Term                                      Percent
----------------------------------------------------------
180                                                   0.12
360                                                  99.88
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
RemTerm                                            Percent
----------------------------------------------------------
176.000                                               0.06
179.000                                               0.06
350.000                                               0.15
351.000                                               0.34
352.000                                               0.45
353.000                                               0.55
354.000                                               0.87
355.000                                               2.40
356.000                                               6.83
357.000                                              14.68
358.000                                              23.72
359.000                                              38.81
360.000                                              11.08
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Am WAM                                             Percent
----------------------------------------------------------
0.000 - 59.999                                       92.29
180.000 - 239.999                                     0.05
300.000 - 359.999                                     6.75
360.000 >=                                            0.91
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Age                                                Percent
----------------------------------------------------------
0                                                    11.08
1                                                    38.87
2                                                    23.72
3                                                    14.68
4                                                     6.89
5                                                     2.40
6                                                     0.87
7                                                     0.55
8                                                     0.45
9                                                     0.34
10                                                    0.15
----------------------------------------------------------
Total:                                              100.00


----------------------------------------------------------
States                                             Percent
----------------------------------------------------------
CA                                                   39.79
FL                                                    8.38
VA                                                    8.54
NJ                                                    6.78
AZ                                                    4.39
GA                                                    2.85
MD                                                    3.89
NV                                                    3.46
IL                                                    2.52
CO                                                    2.13
Other                                                17.27
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Original LTV                                       Percent
----------------------------------------------------------
0.001 - 50.000                                        2.30
50.001 - 60.000                                       2.75
60.001 - 70.000                                       8.26
70.001 - 75.000                                       5.45
75.001 - 80.000                                      75.66
80.001 - 85.000                                       0.42
85.001 - 90.000                                       3.26
90.001 - 95.000                                       1.77
95.001 - 100.000                                      0.13
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Combined LTV                                       Percent
----------------------------------------------------------
0.001 - 50.000                                        2.29
50.001 - 60.000                                       2.51
60.001 - 70.000                                       5.35
70.001 - 75.000                                       3.01
75.001 - 80.000                                      18.28
80.001 - 85.000                                       1.62
85.001 - 90.000                                      13.22
90.001 - 95.000                                      12.97
95.001 - 100.000                                     40.75
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
FICO                                               Percent
----------------------------------------------------------
0.000 - 19.999                                        0.02
580.000 - 599.999                                     0.06
600.000 - 619.999                                     0.12
620.000 - 639.999                                     2.58
640.000 - 659.999                                     8.54
660.000 - 679.999                                    14.98
680.000 - 699.999                                    18.31
700.000 - 719.999                                    15.95
720.000 - 739.999                                    13.68
740.000 - 759.999                                    10.07
760.000 - 779.999                                     8.51
780.000 - 799.999                                     4.97
800.000 - 819.999                                     2.20
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
PMI                                                Percent
----------------------------------------------------------
GEMICO                                                0.81
MORTGAGE GUARANTY INSURANCE CO                        0.33
OLTV <= 80 - NO MI                                   94.42
OLTV > 80 - NO MI                                     0.05
PMI MORTGAGE INSURANCE CO                             2.14
RADIAN                                                0.60
REPUBLIC MORTGAGE INSUANCE CO                         0.71
TRIAD                                                 0.14
UGIC                                                  0.80
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Property Type                                      Percent
----------------------------------------------------------
2-4 FAMILY                                            4.52
CONDO                                                11.04
CO-OP                                                 0.11
PUD                                                  23.01
SINGLE FAMILY                                        61.25
TOWNHOUSE                                             0.06
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Occupancy Code                                     Percent
----------------------------------------------------------
NON OWNER                                            11.93
OWNER OCCUPIED                                       85.51
SECOND HOME                                           2.56
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Purpose                                            Percent
----------------------------------------------------------
CASHOUT REFI                                         16.34
PURCHASE                                             77.12
RATE/TERM REFI                                        6.55
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Documentation Type                                 Percent
----------------------------------------------------------
FULL/ALT                                             22.74
NO DOC                                               17.57
NO RATIO                                              7.93
SISA                                                 45.59
SIVA                                                  6.16
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Interest Only                                      Percent
----------------------------------------------------------
N                                                     7.71
Y                                                    92.29
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Interest Only Term                                 Percent
----------------------------------------------------------
0.000                                                 7.71
24.000                                                0.18
36.000                                                5.35
60.000                                                8.06
84.000                                                1.85
120.000                                              76.85
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Silent                                             Percent
----------------------------------------------------------
N                                                    36.06
Y                                                    63.94
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Prepay Flag                                        Percent
----------------------------------------------------------
N                                                    74.95
Y                                                    25.05
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Prepay Term                                        Percent
----------------------------------------------------------
0.000                                                74.95
2.000                                                 0.01
3.000                                                 0.02
4.000                                                 0.07
6.000                                                 2.28
12.000                                                1.34
20.000                                                0.03
24.000                                                1.70
36.000                                               18.85
42.000                                                0.13
60.000                                                0.61
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
DTI                                                Percent
----------------------------------------------------------
<= 0.000                                             28.77
0.001 - 10.000                                        0.03
10.001 - 20.000                                       1.25
20.001 - 30.000                                       8.07
30.001 - 40.000                                      38.14
40.001 - 50.000                                      22.51
50.001 - 60.000                                       0.91
60.001 - 70.000                                       0.19
70.001 - 80.000                                       0.09
80.001 - 90.000                                       0.04
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Conforming                                         Percent
----------------------------------------------------------
CONFORMING                                           58.52
NON CONFORMING                                       41.48
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Arm Index                                          Percent
----------------------------------------------------------
1 YEAR CMT                                            0.26
1 YEAR LIBOR                                         27.88
1 YEAR TREASURY                                       0.05
6 MONTH LIBOR                                        71.81
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Margins                                            Percent
----------------------------------------------------------
1.501 - 2.000                                         0.03
2.001 - 2.500                                        79.80
2.501 - 3.000                                        17.17
3.001 - 3.500                                         2.20
3.501 - 4.000                                         0.19
4.001 - 4.500                                         0.18
4.501 - 5.000                                         0.41
5.001 - 5.500                                         0.02
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------

------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other infor subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                                Nov 7, 2005 09:19                  Page 1 of 2

Goldman Sachs                     GSAA-05 14
==============================================================================

----------------------------------------------------------
First Adjustment Cap                               Percent
----------------------------------------------------------
1.000                                                 1.62
1.500                                                 0.09
2.000                                                16.94
2.995                                                 0.04
3.000                                                17.20
4.000                                                 0.10
5.000                                                44.63
5.625                                                 0.05
5.875                                                 0.02
5.995                                                 0.03
6.000                                                19.26
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Periodic Cap                                       Percent
----------------------------------------------------------
1.000                                                45.75
1.500                                                 0.15
2.000                                                53.66
3.000                                                 0.03
6.000                                                 0.41
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Max Rate                                           Percent
----------------------------------------------------------
9.501 - 10.000                                        0.26
10.001 - 10.500                                       1.95
10.501 - 11.000                                       9.90
11.001 - 11.500                                      18.88
11.501 - 12.000                                      26.11
12.001 - 12.500                                      27.76
12.501 - 13.000                                       9.72
13.001 - 13.500                                       3.25
13.501 - 14.000                                       1.04
14.001 - 14.500                                       0.61
14.501 - 15.000                                       0.13
15.001 >=                                             0.40
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Floor Rate                                         Percent
----------------------------------------------------------
2.001 - 2.500                                        75.64
2.501 - 3.000                                        17.11
3.001 - 3.500                                         2.49
3.501 - 4.000                                         0.80
4.001 - 4.500                                         1.14
4.501 - 5.000                                         1.02
5.001 - 5.500                                         0.22
5.501 - 6.000                                         0.41
6.001 - 6.500                                         0.46
6.501 - 7.000                                         0.53
7.001 >=                                              0.18
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Months To Roll                                     Percent
----------------------------------------------------------
1.                                                    0.10
2.                                                    0.44
3.                                                    1.07
4.                                                    0.47
5.                                                    0.64
6.                                                    0.53
8.                                                    0.37
9.                                                    0.22
10.                                                   1.66
11.                                                   8.81
12.                                                   0.34
14.                                                   0.03
15.                                                   0.13
17.                                                   0.03
18.                                                   0.07
20.                                                   0.38
21.                                                   0.68
22.                                                   0.49
23.                                                   3.79
24.                                                   0.92
27.                                                   0.05
28.                                                   0.33
29.                                                   0.13
30.                                                   0.45
31.                                                   0.98
32.                                                   1.79
33.                                                   2.33
34.                                                   7.49
35.                                                  14.29
36.                                                   2.95
46.                                                   0.01
51.                                                   0.04
52.                                                   0.11
53.                                                   0.39
55.                                                   1.33
56.                                                   3.14
57.                                                   4.87
58.                                                  14.19
59.                                                  14.11
60.                                                   6.69
80.                                                   0.06
81.                                                   0.08
82.                                                   2.21
83.                                                   0.47
84.                                                   0.15
118.                                                  0.09
119.                                                  0.08
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Number of Units                                    Percent
----------------------------------------------------------
1                                                    95.83
2                                                     2.28
3                                                     0.53
4                                                     1.36
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Product Type                                       Percent
----------------------------------------------------------
1 YEAR ARM                                           11.41
10 YEAR ARM                                           0.17
2 YEAR ARM                                            6.55
3 YEAR ARM                                           30.78
5 YEAR ARM                                           44.88
6 MONTH ARM                                           3.24
7 YEAR ARM                                            2.97
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


Self Employment Flag                               Percent
N                                                    83.37
Y                                                    16.63
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


----------------------------------------------------------
Originator                                         Percent
----------------------------------------------------------
COUNTRYWIDE                                           3.96
GOLDMAN MORTGAGE CO                                  44.34
GREENPOINT                                           30.40
NATCITY                                               9.97
SUNTRUST                                             11.33
----------------------------------------------------------
Total:                                              100.00
----------------------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other infor subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                                Nov 7, 2005 09:19                  Page 2 of 2